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                                                             EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 14, 1997, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-66322, Form S-3 File No. 33-64303 and on Form S-3 File No. 333-20257.


                                                    Arthur Andersen LLP


Cleveland, Ohio
March 21, 1997